UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 17, 2015

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Balchem Corporation (the “Company”) held its Annual Meeting of Stockholders on June 17, 2015 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of two Class 2 Directors to serve to serve until the annual Company’s meeting of stockholders in 2018 and until their respective successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld
Paul D. Coombs	24,596,940	1,639,756
Edward L. McMillan	24,212,779	2,023,917

(ii)        Ratification of the appointment of McGladrey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015:  28,654,305 shares in favor, 723,260 shares against, 30,930 shares abstaining.

(iii)       Advisory vote to approve the Company’s executive compensation: 24,875,868 shares in favor, 488,140 shares against, 872,688 shares abstaining and 3,171,799 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ William A. Backus
William A. Backus
Chief Financial Officer

Dated: June 18, 2015